Heller Equipment Asset Receivables Trust 1999-2
--------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Collections and Distribution
15-Apr-02

Collection Period                    March 2, 2002        to       April 1, 2002
Determination Date                   April 10, 2002
Distribution Date                    April 15, 2002

Available  Amounts
------------------
       Scheduled Payments plus Payaheads, net of Excluded Amounts                      4,451,565.14
       Prepayment Amounts                                                              1,083,637.21
       Recoveries                                                                        528,119.71
       Investment Earnings on Collection Account and Reserve Fund                          4,902.65
       Late Charges                                                                        6,340.69
       Servicer Advances                                                                       0.00
       Total Available Amounts                                                         6,074,565.40
       -----------------------                                                         ------------

Payments on Distribution Date
-----------------------------

      (A)** Trustee Fees (only applicable pursuant to an Event of Default)                     0.00

      (A)   Unreimbursed Servicer Advances to the Servicer                                     0.00

      (B)   Monthly Servicing Fee, if Heller Financial, Inc. is not the Servicer               0.00

      (C)   Interest due to Class A-1 Notes                                                    0.00

      (D)   Interest due to Class A-2 Notes                                                    0.00

      (E)   Interest due to Class A-3 Notes                                              204,092.64

      (F)   Interest due to Class A-4 Notes                                              380,594.75

      (G)   Interest due to Class B Notes                                                 16,564.72

      (H)   Interest due to Class C Notes                                                 16,901.80

      (I)   Interest due to Class D Notes                                                 28,545.26

      (J)   Interest due to Class E Notes                                                 18,356.02

      (K)   Class A-1 Principal Payment Amount                                                 0.00

      (L)   Class A-2 Principal Payment Amount                                                 0.00

      (M)   Class A-3 Principal Payment Amount                                         5,462,254.66

      (N)   Class A-4 Principal Payment Amount                                                 0.00

      (O)   Class B Principal Payment Amount                                                   0.00

      (P)   Class C Principal Payment Amount                                                   0.00

      (Q)   Class D Principal Payment Amount                                                   0.00

      (R)   Class E Principal Payment Amount                                                   0.00

      (S)   Additional Principal to Class A-1 Notes                                            0.00

      (T)   Additional Principal to Class A-2 Notes                                            0.00

      (U)   Additional Principal to Class A-3 Notes                                            0.00

      (V)   Additional Principal to Class A-4 Notes                                            0.00

      (W)   Additional Principal to Class B Notes                                              0.00

      (X)   Additional Principal to Class C Notes                                              0.00

      (Y)   Additional Principal to Class D Notes                                              0.00

      (Z)   Additional Principal to Class E Notes                                              0.00

      (AA)  Monthly Servicing Fee, if Heller Financial, Inc. is the Servicer                   0.00

      (AB)  Deposit to the Reserve Fund                                                  (52,744.45)

      (AC)  Excess to Certificateholder                                                        0.00

       Total distributions to Noteholders and Certificateholders                       6,074,565.40
       ---------------------------------------------------------                       ------------

Heller Equipment Asset Receivables Trust 1999-2
--------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Schedules

Trustee Fees, in Event of Default only
--------------------------------------

         Trustee fees due on Distribution Date                                                        0.00

Unreimbursed Servicer Advances
------------------------------

         Unreimbursed Servicer Advances                                                               0.00

Monthly Servicing Fee Schedule, if Servicing has been transferred
-----------------------------------------------------------------

   (i)   Servicing Fee Percentage                                                                     0.40%
   (ii)  ADCB of Contract Pool as of the 1st day of the Collection Period                   108,251,251.25
   (iii) Servicing Fee (((i)/12) x (ii))                                                              0.00
   (iv)  Servicing Fee accrued but not paid in prior periods                                          0.00
         Total Servicing Fee due and accrued ((iii) + (iv))                                           0.00
         Servicing Fee carried forward                                                                0.00
         Monthly Servicing Fee distributed                                                            0.00

Class A-1 Interest Schedule
---------------------------

         Opening Class A-1 principal balance                                                           -
         Class A-1 Interest Rate                                                                   6.12905%
         Number of days in Accrual Period                                                               31
         Current Class A-1 interest due                                                               0.00
         Class A-1 interest accrued but not paid in prior periods                                     0.00
         Total Class A-1 interest due                                                                 0.00
         Class A-1 interest carried forward                                                           0.00
         Class A-1 interest distribution                                                              0.00

Class A-2 Interest Schedule
---------------------------

         Opening Class A-2 principal balance                                                           -
         Class A-2 Interest Rate                                                                   6.50000%
         Current Class A-2 interest due                                                               0.00
         Class A-2 interest accrued but not paid in prior periods                                     0.00
         Total Class A-2 interest due                                                                 0.00
         Class A-2 interest carried forward                                                           0.00
         Class A-2 interest distribution                                                              0.00

Class A-3 Interest Schedule
---------------------------

         Opening Class A-3 principal balance                                                 36,828,746.64
         Class A-3 Interest Rate                                                                   6.65000%
         Current Class A-3 interest due                                                         204,092.64
         Class A-3 interest accrued but not paid in prior periods                                     0.00
         Total Class A-3 interest due                                                           204,092.64
         Class A-3 interest carried forward                                                           0.00
         Class A-3 interest distribution                                                        204,092.64

Class A-4 Interest Schedule
---------------------------

         Opening Class A-4 principal balance                                                 67,262,695.00
         Class A-4 Interest Rate                                                                   6.79000%
         Current Class A-4 interest due                                                         380,594.75
         Class A-4 interest accrued but not paid in prior periods                                     -
         Total Class A-4 interest due                                                           380,594.75
         Class A-4 interest carried forward                                                           -
         Class A-4 interest distribution                                                        380,594.75

Class B Interest Schedule
-------------------------

         Opening Class B principal balance                                                    2,889,195.95
         Class B Interest Rate                                                                     6.88000%
         Current Class B interest due                                                            16,564.72
         Class B interest accrued but not paid in prior periods                                       -
         Total Class B interest due                                                              16,564.72
         Class B interest carried forward                                                             -
         Class B interest distribution                                                           16,564.72

Class C Interest Schedule
-------------------------

         Opening Class C principal balance                                                    2,889,195.95
         Class C Interest Rate                                                                     7.02000%
         Current Class C interest due                                                            16,901.80
         Class C interest accrued but not paid in prior periods                                       -
         Total Class C interest due                                                              16,901.80
         Class C interest carried forward                                                             -

         Class C interest distribution                                                           16,901.80

Class D Interest Schedule
-------------------------

         Opening Class D principal balance                                                    4,622,713.40
         Class D Interest Rate                                                                     7.41000%
         Current Class D interest due                                                            28,545.26
         Class D interest accrued but not paid in prior periods                                       0.00
         Total Class D interest due                                                              28,545.26
         Class D interest carried forward                                                             0.00

         Class D interest distribution                                                           28,545.26

Class E Interest Schedule
-------------------------

         Opening Class E principal balance                                                    2,311,356.38
         Class E Interest Rate                                                                     9.53000%
         Current Class E interest due                                                            18,356.02
         Class E interest accrued but not paid in prior periods                                       0.00
         Total Class E interest due                                                              18,356.02
         Class E interest carried forward                                                             0.00

         Class E interest distribution                                                           18,356.02

Class A-1 Principal Schedule
-----------------------------

         Class A-1 Maturity Date                                                           January 6, 2001
  (i)    Opening Class A-1 principal balance                                                          0.00
  (ii)   Aggregate outstanding principal of Notes plus Overcollateralization Balance        116,803,903.32
  (iii)  ADCB as of last day of the Collection Period                                       102,176,245.36
         Monthly Principal Amount ((ii) - (iii))                                             14,627,657.96
  (iv)   Class A-1 Principal Payment Amount                                                           0.00
         Class A-1 Principal Payment Amount due (lesser of (i) or (iv))                               0.00
         Class A-1 Principal Payment Amount distribution                                              0.00
         Principal carryforward Class A-1                                                             0.00

         Class A-1 Principal Balance after current distribution                                       0.00

Class A Principal Payment Amount
--------------------------------

  (i)    Aggregate opening Class A-1, A-2, A-3 and A-4 Outstanding Principal Amount         104,091,441.64
  (ii)   Class A Target Investor Principal Amount (94.0%* ending ADCB)                       96,045,670.64
         Class A Principal Payment Amount                                                     8,045,771.00
         Funds available for distribution after Class A-1 distribution                        5,462,254.66

Class A -2 Principal Schedule
-----------------------------

         Opening Class A-2 principal balance                                                          0.00
         Class A-2 Principal Payment Amount                                                           0.00
         Class A-2 Principal Payment Amount distribution                                              0.00
         Principal carryforward Class A-2                                                             0.00

         Class A-2 principal balance after current distribution                                       0.00


Class A-3 Principal Schedule
----------------------------

   Opening Class A-3 principal balance                                                       36,828,746.64
   Class A-3 Principal Payment Amount                                                         8,045,771.00
   Class A-3 Principal Payment Amount distribution                                            5,462,254.66
   Principal carryforward Class A-3                                                          (2,583,516.34)

   Class A-3 principal balance after current distribution                                    31,366,491.98

Class A-4 Principal Schedule
----------------------------

   Opening Class A-4 principal balance                                                       67,262,695.00
   Class A-4 Principal Payment Amount                                                                 0.00
   Class A-4 Principal Payment Amount distribution                                                    0.00
   Principal carryforward Class A-4                                                                   0.00

   Class A-4 principal balance after current distribution                                    67,262,695.00

Class B Principal Schedule
--------------------------

   Opening Class B principal balance                                                          2,889,195.95
   Class B Target Investor Principal Amount (1.25% * ending ADCB)                             1,277,203.07
   Class B Floor                                                                              6,116,176.14
   Class B Principal Payment Amount due                                                               0.00
   Class B Principal Payment Amount distribution                                                      0.00
   Principal carryforward Class B                                                                     0.00

   Class B principal balance after current distribution                                       2,889,195.95

Class C Principal Schedule
--------------------------

   Opening Class C principal balance                                                          2,889,195.95
   Class C Target Investor Principal Amount (1.25% * ending ADCB)                             1,277,203.07
   Class C Floor                                                                              2,889,195.95
   Class C Principal Payment Amount due                                                               0.00
   Class C Principal Payment Amount distribution                                                      0.00
   Principal carryforward Class C                                                                     0.00

   Class C principal balance after current distribution                                       2,889,195.95

Class D Principal Schedule
--------------------------

   Opening Class D principal balance                                                          4,622,713.40
   Class D Target Investor Principal Amount (2.00% * ending ADCB)                             2,043,524.91
   Class D Floor                                                                              4,622,713.40
   Class D Principal Payment Amount due                                                               0.00
   Class D Principal Payment Amount distribution                                                      0.00
   Principal carryforward Class D                                                                     0.00

   Class D principal balance after current distribution                                       4,622,713.40

Class E Principal Schedule
--------------------------

   Opening Class E principal balance                                                          2,311,356.38
   Class E Target Investor Principal Amount (1.00% * ending ADCB)                             1,021,762.45
   Class E Floor                                                                              2,311,356.38
   Class E Principal Payment Amount due                                                               0.00
   Class E Principal Payment Amount distribution                                                      0.00
   Principal carryforward Class E                                                                     0.00

   Class E principal balance after current distribution                                       2,311,356.38

Additional Principal Schedule
-----------------------------

      Floors applicable (Yes/No)                                                                       Yes
      Monthly Principal Amount                                                               14,627,657.96
      Sum of Principal Payments payable on all classes                                        8,045,771.00
      Additional Principal payable                                                            6,581,886.96
      Additional Principal available, if payable                                                      0.00

      Class A-1 Additional Principal allocation                                                       0.00
      Class A-1 principal balance after current distribution                                          -

      Class A-2 Additional Principal allocation                                                       0.00
      Class A-2 principal balance after current distribution                                          -

      Class A-3 Additional Principal allocation                                                       0.00
      Class A-3 principal balance after current distribution                                 31,366,491.98

      Class A-4 Additional Principal allocation                                                       0.00
      Class A-4 principal balance after current distribution                                 67,262,695.00

      Class B Additional Principal allocation                                                         0.00
      Class B principal balance after current distribution                                    2,889,195.95

      Class C Additional Principal allocation                                                         0.00
      Class C principal balance after current distribution                                    2,889,195.95

      Class D Additional Principal allocation                                                         0.00
      Class D principal balance after current distribution                                    4,622,713.40

      Class E Additional Principal allocation                                                         0.00
      Class E principal balance after current distribution                                    2,311,356.38

Monthly Servicing Fee Schedule, if Heller Financial, Inc. is the Servicer
-------------------------------------------------------------------------

  (i)   Servicing Fee Percentage                                                                      0.40%
  (ii)  ADCB of Contract Pool as of the 1st day of the Collection Period                    108,251,251.25
  (iii) Servicing Fee due ( ( (i) / 12 ) * (ii) )                                                36,083.75
  (iv)  Servicing Fee accrued but not paid in prior periods                                     779,668.61

        Total Servicing Fee due and accrued ((iii) + (iv))                                      815,752.36

        Servicing Fee carried forward                                                           815,752.36

        Monthly Servicing Fee distributed                                                             0.00

Reserve Fund Schedule
---------------------

      Initial ADCB                                                                          365,558,126.61
      10% of Initial ADCB                                                                    36,555,812.66
      Outstanding Principal Amount of the Notes as of the preceding Distribution Date       116,803,903.32
      ADCB as of the end of the Collection Period                                           102,176,245.36
      Required Reserve Amount (beginning of the period aggregate note balances *0.70%)          817,627.32
      Prior month Reserve Fund balance                                                          870,371.77
      Deposit to Reserve Fund - excess funds                                                          0.00
      Interim Reserve Fund Balance                                                              870,371.77
      Current period draw on Reserve Fund for Reserve Interest Payments                               0.00
      Current period draw on Reserve Fund for Reserve Principal Payments                         52,744.45
      Excess to Certificateholder                                                                     0.00
      Ending Reserve Fund balance                                                               817,627.32

      Reserve Fund balance as a percentage of aggregate note balances as of the first
       day of the Collection Period                                                                   0.80%
      Investment Earnings on Reserve Account                                                      1,249.65



Heller Equipment Asset Receivables Trust 1999-2
--------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Note Factors

Class A-1
---------
Class A-1 principal balance                                         0.00
Initial Class A-1 principal balance                        93,400,101.00

Note factor                                                  0.000000000

Class A-2
---------
Class A-2 principal balance                                         0.00
Initial Class A-2 principal balance                        77,498,323.00

Note factor                                                  0.000000000

Class A-3
---------
Class A-3 principal balance                                31,366,491.98
Initial Class A-3 principal balance                       105,463,520.00

Note factor                                                  0.297415561

Class A-4
---------
Class A-4 principal balance                                67,262,695.00
Initial Class A-4 principal balance                        67,262,695.00

Note factor                                                  1.000000000

Class B
-------
Class B principal balance                                   2,889,195.95
Initial Class B principal balance                           4,569,477.00

Note factor                                                  0.632281539

Class C
-------
Class C principal balance                                   2,889,195.95
Initial Class C principal balance                           4,569,477.00

Note factor                                                  0.632281539

Class D
-------
Class D principal balance                                   4,622,713.40
Initial Class D principal balance                           7,311,163.00

Note factor                                                  0.632281540

Class E
-------
Class E principal balance                                   2,311,356.38
Initial Class E principal balance                           3,655,581.00

Note factor                                                  0.632281539

Heller Equipment Asset Receivables Trust 1999-2
--------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Additional Schedules and Limitations

Cumulative Loss Amount Schedule
-------------------------------

(i)   Outstanding Principal Amount of the Notes as of the preceding Distribution Date             116,803,903.32
(ii)  Overcollateralization Balance as of the preceding Distribution Date                                   0.00
(iii) Monthly Principal Amount                                                                     14,627,657.96
(iv)  Available Amounts remaining after the payment of interest                                     5,487,597.24
(v)   ADCB as of the end of the Collection Period                                                 102,176,245.36
      Cumulative Loss Amount                                                                        9,140,060.72

Class B Floor Calculation
-------------------------

      Class B Floor percentage                                                                              1.86%
      Initial ADCB                                                                                365,558,126.61
      Cumulative Loss Amount for current period                                                     9,140,060.72
      Sum of Outstanding Principal Amount of Class C Notes, Class D Notes, Class E
       Notes and Overcollateralization                                                              9,823,265.73
      Class B Floor                                                                                 6,116,176.14

Class C Floor Calculation
-------------------------

      Class C Floor percentage                                                                              1.47%
      Initial ADCB                                                                                365,558,126.61
      Cumulative Loss Amount for current period                                                     9,140,060.72
      Sum of Outstanding Principal Amount of Class D Notes, Class E Notes and                       6,934,069.78
      Overcollateralization Balance
      Class C Floor                                                                                 2,889,195.95

Class D Floor Calculation
-------------------------

      Class D Floor percentage                                                                              1.09%
      Initial ADCB                                                                                365,558,126.61
      Cumulative Loss Amount for current period                                                     9,140,060.72
      Sum of Outstanding Principal Amount of Class E Notes and Overcollateralization Balance        2,311,356.38
      Class D Floor                                                                                 4,622,713.40

Class E Floor Calculation
-------------------------

      Class E Floor percentage                                                                              4.65%
      Initial ADCB                                                                                365,558,126.61
      Cumulative Loss Amount for current period                                                     9,140,060.72
      Overcollateralization Balance                                                                         0.00
      Class E Floor                                                                                 2,311,356.38

Heller Financial, Inc. is the Servicer (Yes/No)                                                              Yes

An Event of Default has occurred (Yes/No)                                                                     No

10% Substitution Limit Calculation
----------------------------------

      ADCB as of the Cut-off Date:                                                                365,558,126.61

      Cumulative DCB of Substitute Contracts replacing materially modified contracts                2,337,681.79
      Percentage of Substitute Contracts replacing materially modified contracts                            0.01

      Percentage of Substitute Contracts replacing modified contracts exceeds 10%(Yes/No)                     No

5% Skipped Payment Limit Calculation
------------------------------------

      The percent of contracts with Skipped Payment modifications                                           0.01
      The DCB of Skipped Payment modifications exceeds 5% of the initial ADCB (Yes/No)                        No
      Any Skipped Payments have been deferred later than January 1, 2006                                      No

Heller Equipment Asset Receivables Trust 1999-2
--------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Pool Data

Pool Data
---------

ADCB as of the first day of the Collection Period                                                 108,251,251.25
           Principal collections                                                                   (3,818,389.65)
           Prepayment Amounts                                                                      (1,077,250.02)
           Defaulted Contracts                                                                     (1,175,991.85)
           Change in payaheads                                                                         (3,374.37)
           Other items including Substitutions and Repurchases                                              0.00
ADCB as of the last day of the Collection Period                                                  102,176,245.36

DCB as of the first day of the Collection Period of Contracts that became Defaulted Contracts       1,175,991.85
Number of Contracts that became Defaulted Contracts during the period                                         11
Defaulted Contracts as a percentage of ADCB (annualized)                                                   13.81%

DCB of Contracts as of the last day of the Collection Period that became Prepaid Contracts            958,922.01
Number of Prepaid Contracts as of the last day of the Collection Period                                        8

DCB of Contracts as of the last day of the Collection Period that were added as
 Substitute Contracts                                                                                       0.00
Number of Substitute Contracts as of the last day of the Collection Period                                     0

DCB of Contracts as of the last day of the Collection Period that became Warranty Contracts                 0.00
Number of Warranty Contracts as of the last day of the Collection Period                                       0

Recoveries collected relating to Defaulted Contracts as of the last day of the Collection Period      528,119.71

Cumulative Servicer Advances paid by the Servicer                                                  19,566,067.17
Cumulative reimbursed Servicer Advances                                                            19,566,067.17

Delinquencies and Losses                 Dollars                Percent
------------------------                 -------                -------

   Current                            93,191,066.68             91.21%
   31-60 days past due                 5,081,650.96              4.97%
   61-90 days past due                 1,470,100.07              1.44%
   Over 90 days past due               2,433,427.65              2.38%
   Total                             102,176,245.36            100.00%
   31+ days past due                   8,985,178.68              8.79%

(i)  Cumulative ADCB of Defaulted Contracts (cumulative gross losses to date)                      22,221,109.32
(ii) Cumulative Recoveries realized on Defaulted Contracts                                          9,465,869.57
     Cumulative net losses to date ( (i) - (ii) )                                                  12,755,239.75
     Cumulative net losses as a percentage of the initial ADCB                                              3.49%